Long-term Debt	12 Months Ended
Jan. 31, 2022
Notes to Financial Statements
Long-Term Debt

Note 12 – Long-Term Debt

We have a senior secured revolving credit facility in place with a syndicate of lenders. The facility is a $350.0 million revolving operating credit facility to be available for general corporate purposes, including the financing of ongoing working capital needs and acquisitions. With the approval of the lenders, the credit facility can be expanded to a total of $500.0 million. The credit facility has a five-year maturity with no fixed repayment dates prior to the end of the five-year term ending January 2024. Borrowings under the credit facility are secured by a first charge over substantially all of Descartes’ assets. Depending on the type of advance, interest rates under the revolving operating portion of the credit facility are based on the Canada or US prime rate, Bankers’ Acceptance (BA), US dollar London Interbank Offered Rate (LIBOR) or the Secured Overnight Financing Rate (SOFR) plus an additional 0 to 250 basis points based on the ratio of net debt to adjusted earnings before interest, taxes, depreciation and amortization, as defined in the credit agreement. A standby fee of between 20 to 40 basis points will be charged on all undrawn amounts. The credit facility contains certain customary representations, warranties and guarantees, and covenants.

No amounts were drawn on the credit facility as of January 31, 2022 and the balance of $350.0 million is available for use. We were in compliance with the covenants of the credit facility as of January 31, 2022.

As at January 31, 2022, we had outstanding letters of credit of approximately $0.2 million ($0.2 million as at January 31, 2021), which were not related to our credit facility.